UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
December 2, 2005
Date of report (Date of earliest event reported)
MATRIX BANCORP, INC.
(Exact name of registrant as specified in its charter)

Colorado	0-21231	84-1233716

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

700 17th Street, Suite 2100 Denver, Colorado	80202

(Address of principal executive offices)	(Zip Code)
(303) 595-9898
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     Pursuant to our proposed private offering, we intend to enter into a placement agreement today with our placement agent pursuant to which we currently anticipate that we will sell 5,120,000 shares of our common stock at a per share price of $19.00, subject to entering into subscription agreements with our investors and the closing of the private offering.
     The common stock to be sold in the private offering has not been registered under the Securities Act of 1933 and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements of the Securities Act.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATRIX BANCORP, INC.
Dated: December 2, 2005	By:	/s/ T. Allen McConnell
		Name:	T. Allen McConnell
		Title:	Senior Vice President, Secretary and General Counsel

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